Computational Materials for

RASC Series 2005-KS9 Trust

RASC 2005-KS9 $500MM – Collateral Characteristics (Manufactured Housing)

Summary Report

Principal Balance	$9,241,555
Number of Mortgage Loans	81

Average Current Principal Balance	$114,093

	Weighted Average	Minimum	Maximum
Original Loan-to-Value Ratio	76.90%	50.00%	85.00%
Mortgage Rate	7.87%	6.30%	11.20%
Net Mortgage Rate	7.40%	5.75%	10.65%
Note Margin	6.88%	5.30%	9.07%
Maximum Mortgage Rate	14.02%	12.63%	17.20%
Minimum Mortgage Rate	7.11%	6.00%	11.20%
Next Rate Adj. (mos)	23	17	34
Remaining Term to Maturity (mos)	355	172	359
Credit Score	616	523	765

Lien Position	% of Loan Group	Loan Purpose	% of Loan Group
1st Lien	100.00%	Equity Refinance	78.20%
	Purchase		17.35%
Occupancy	% of Loan Group	Rate/Term Refinance	4.45%
Primary Residence	98.96%
Second/Vacation	1.04%	Property Type	% of Loan Group
	Manufactured Home		100.00%

Documentation	% of Loan Group
Full Documentation	100.00%

Servicing	% of Loan Group
Homecomings	100.00%

Product Type	% of Loan Group
ARM	86.06%
Fixed	13.94%	Percent of Pool
	with Prepayment Penalty		75.52%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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Computational Materials for

RASC Series 2005-KS9 Trust

Credit Score Distribution of the Manufactured Housing Loans

				Average	Weighted
Range of	Number of	Current Principal	% of Current Principal	Current Principal	Average Original
Credit Scores	Loans	Balance	Balance	Balance	LTV
520 to 539	5	$440,081	4.76	$88,016	532%
540 to 559	6	721,155	7.80	120,192	550
560 to 579	7	759,431	8.22	108,490	569
580 to 599	14	1,620,745	17.54	115,768	589
600 to 619	18	1,855,795	20.08	103,100	608
620 to 639	8	1,173,717	12.70	146,715	632
640 to 659	10	1,140,274	12.34	114,027	649
660 to 679	3	396,457	4.29	132,152	671
680 to 699	5	508,124	5.50	101,625	684
700 to 719	1	154,408	1.67	154,408	709
720 to 739	3	319,809	3.46	106,603	726
760 or greater	1	151,560	1.64	151,560	765
Total	81	$9,241,555	100.00	$114,093	616%

Original Mortgage Loan Principal Balances of the Manufactured Housing Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Original Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Amount ($)	Loans	Balance	Balance	Balance	Score	LTV
100,000 or less	39	$3,193,046	34.55%	$81,873	609	74.50%
100,001 to 200,000	39	5,334,605	57.72	136,785	618	78.44
200,001 to 300,000	3	713,904	7.72	237,968	640	76.19
Total	81	$9,241,555	100.00%	$114,093	616	76.90%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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Computational Materials for

RASC Series 2005-KS9 Trust

Mortgage Rates of the Manufactured Housing Loans

				Weighted	Weighted
		% of	Average	Average	Average
Original Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
6.000 to 6.499	1	$199,433	2.16%	$199,433	565	80.00
6.500 to 6.999	4	560,182	6.06	140,045	701	82.73
7.000 to 7.499	14	1,666,191	18.03	119,014	646	79.09
7.500 to 7.999	32	3,729,917	40.36	116,560	622	77.81
8.000 to 8.499	12	1,368,534	14.81	114,045	594	74.54
8.500 to 8.999	10	975,123	10.55	97,512	582	74.80
9.000 to 9.499	3	334,743	3.62	111,581	579	68.63
9.500 to 9.999	2	160,597	1.74	80,298	523	75.00
10.000 to 10.499	1	122,147	1.32	122,147	565	75.00
10.500 to 10.999	1	80,733	0.87	80,733	539	60.00
11.000 to 11.499	1	43,955	0.48	43,955	526	55.00
Total	81	$9,241,555	100.00%	$114,093	616	76.90%

Net Mortgage Rates of the Manufactured Housing Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Net Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rate (%)	Loans	Balance	Balance	Balance	Score	LTV
5.500 to 5.999	1	$199,433	2.16%	$199,433	565	80.00%
6.000 to 6.499	4	560,182	6.06	140,045	701	82.73
6.500 to 6.999	15	2,053,229	22.22	136,882	642	77.44
7.000 to 7.499	29	3,231,279	34.96	111,423	621	78.39
7.500 to 7.999	16	1,763,439	19.08	110,215	597	75.60
8.000 to 8.499	8	698,909	7.56	87,364	584	71.38
8.500 to 8.999	3	327,652	3.55	109,217	569	74.57
9.000 to 9.499	2	160,597	1.74	80,298	523	75.00
9.500 to 9.999	2	202,880	2.20	101,440	555	69.03
10.500 to 10.999	1	43,955	0.48	43,955	526	55.00
Total	81	$9,241,555	100.00%	$114,093	616	76.90%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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Computational Materials for

RASC Series 2005-KS9 Trust

Original Loan-to-Value Ratios of the Manufactured Housing Loans

				Average	Weighted
		Current	% of Current	Current	Average
Original Loan-to-Value	Number of	Principal	Principal	Principal	Credit
Ratio (%)	Loans	Balance	Balance	Balance	Score
0.01 to 50.00	1	$154,797	1.68%	$154,797	538
50.01 to 55.00	3	187,397	2.03	62,466	580
55.01 to 60.00	3	261,479	2.83	87,160	602
60.01 to 65.00	5	540,681	5.85	108,136	572
65.01 to 70.00	4	576,803	6.24	144,201	618
70.01 to 75.00	18	2,047,318	22.15	113,740	598
75.01 to 80.00	23	2,739,082	29.64	119,091	615
80.01 to 85.00	24	2,733,997	29.58	113,917	649
Total	81	$9,241,555	100.00%	$114,093	616

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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Computational Materials for

RASC Series 2005-KS9 Trust

Geographical Distribution of Mortgaged Properties of the Manufactured Housing Loans

		Current	% of Current	Avg. Current	Wtd. Avg.	Wtd. Avg.
	Number of	Principal	Principal	Principal	Credit	Original
State	Loans	Balance	Balance	Balance	Score	LTV
AZ	10	$1,239,726	13.41%	$123,973	620	81.23%
CA	5	998,604	10.81	199,721	606	71.50
CO	5	600,536	6.50	120,107	644	74.41
FL	8	814,692	8.82	101,837	601	77.61
ID	2	185,761	2.01	92,880	610	82.85
IL	1	137,504	1.49	137,504	620	70.00
MI	7	699,279	7.57	99,897	599	73.28
MN	2	231,475	2.50	115,738	556	70.28
MO	1	95,857	1.04	95,857	663	80.00
NC	2	163,834	1.77	81,917	597	85.00
NV	1	97,865	1.06	97,865	652	72.00
OK	2	125,096	1.35	62,548	663	74.46
OR	7	893,013	9.66	127,573	639	76.42
SC	1	83,900	0.91	83,900	584	80.00
TN	1	80,733	0.87	80,733	539	60.00
TX	11	983,402	10.64	89,400	623	81.59
UT	1	133,539	1.44	133,539	587	85.00
VA	4	354,692	3.84	88,673	644	76.80
WA	9	1,252,310	13.55	139,146	613	77.72
WV	1	69,736	0.75	69,736	596	61.00
Total	81	$9,241,555	100.00%	$114,093	616	76.90%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

5

Computational Materials for

RASC Series 2005-KS9 Trust

Mortgage Loan Purpose of the Manufactured Housing Loans

Average	Weighted	Weighted
Current	% of Current	Current	Average	Average
Loan	Number of	Principal	Principal	Principal	Credit	Original
Purpose	Loans	Balance	Balance	Balance	Score	LTV
Equity Refinance	61	$7,227,234	78.20%	$118,479	613	76.31%
Purchase	16	1,603,338	17.35	100,209	615	78.23
Rate/Term Refinance	4	410,982	4.45	102,746	689	82.15
Total	81	$9,241,555	100.00%	$114,093	616	76.90%

Occupancy Type of the Manufactured Housing Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Occupancy	Number of	Principal	Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Primary Residence	80	$9,145,694	98.96%	$114,321	617	77.11%
Second/Vacation	1	95,861	1.04	95,861	610	57.00
Total	81	$9,241,555	100.00%	$114,093	616	76.90%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

6

Computational Materials for

RASC Series 2005-KS9 Trust

Mortgaged Property Types of the Manufactured Housing Loans

Average	Weighted	Weighted
Current	% of Current	Current	Average	Average
Property	Number of	Principal	Principal	Principal	Credit	Original
Type	Loans	Balance	Balance	Balance	Score	LTV
Manufactured Home	81	$9,241,555	100.00%	$114,093	616	76.90%
Total	81	$9,241,555	100.00%	$114,093	616	76.90%

Mortgage Loan Documentation Types of the Manufactured Housing Loans

					Weighted	Weighted
		Current		Average	Average	Average
	Number of	Principal	% of Principal	Principal	Credit	Original
Documentation Type	Loans	Balance	Balance	Balance	Score	LTV
Full Documentation	81	$9,241,555	100.00%	$114,093	616	76.90%
Total:	81	$9,241,555	100.00%	$114,093	616	76.90%

Prepayment Penalty Terms of the Manufactured Housing Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Prepayment	Number of	Principal	Principal	Principal	Credit	Original
Penalty Term	Loans	Balance	Balance	Balance	Score	LTV
None	18	$2,262,437	24.48%	$125,691	614	78.03%
24	49	5,572,948	60.30	113,734	620	77.22
36	14	1,406,169	15.22	100,441	608	73.85
Total:	81	$9,241,555	100.00%	$114,093	616	76.90%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

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Computational Materials for

RASC Series 2005-KS9 Trust

Credit Grade of the Manufactured Housing Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
	Number of	Principal	Principal	Principal	Credit	Original
Credit Grade	Loans	Balance	Balance	Balance	Score	LTV
A4	45	$4,977,862	53.86%	$110,619	644	80.44%
AM	8	938,048	10.15	117,256	567	75.07
AX	16	2,141,170	23.17	133,823	609	74.20
B	9	972,787	10.53	108,087	559	69.95
C	1	86,999	0.94	86,999	546	65.00
CM	2	124,688	1.35	62,344	534	58.24
Total	81	$9,241,555	100.00%	$114,093	616	76.90%

Interest Only Term of the Manufactured Housing Loans

% of	Average	Weighted	Weighted
Current	Current	Current	Average	Average
Interest Only	Number of	Principal	Principal	Principal	Credit	Original
Term	Loans	Balance	Balance	Balance	Score	LTV
None	81	$9,241,555	100.00%	$114,093	616	76.90%
Total	81	$9,241,555	100.00%	$114,093	616	76.90%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

8

Computational Materials for

RASC Series 2005-KS9 Trust

Note Margin of the Manufactured Housing Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
	Number of	Principal	Principal	Principal	Credit	Original
Note Margins (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	13	$1,288,300	13.94%	$99,100	642	77.26%
5.000 to 5.499	1	199,433	2.16	199,433	565	80.00
5.500 to 5.999	1	155,190	1.68	155,190	641	80.00
6.000 to 6.499	12	1,268,469	13.73	105,706	654	80.00
6.500 to 6.999	28	3,483,489	37.69	124,410	620	77.33
7.000 to 7.499	14	1,749,823	18.93	124,987	595	75.45
7.500 to 7.999	6	622,246	6.73	103,708	570	71.93
8.000 to 8.499	5	430,651	4.66	86,130	578	76.00
9.000 to 9.499	1	43,955	0.48	43,955	526	55.00
Total	81	$9,241,555	100.00%	$114,093	616	76.90%

Maximum Mortgage Rates of the Manufactured Housing Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Maximum Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rates (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	13	$1,288,300	13.94%	$99,100	642	77.26%
12.000 to 12.999	2	250,584	2.71	125,292	732	83.02
13.000 to 13.999	33	4,215,656	45.62	127,747	624	77.77
14.000 to 14.999	25	2,716,190	29.39	108,648	596	76.27
15.000 to 15.999	6	604,724	6.54	100,787	568	72.38
16.000 to 16.999	1	122,147	1.32	122,147	565	75.00
17.000 to 17.999	1	43,955	0.48	43,955	526	55.00
Total	81	$9,241,555	100.00%	$114,093	616	76.90%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

9

Computational Materials for

RASC Series 2005-KS9 Trust

Minimum Mortgage Rates of the Manufactured Housing Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Minimum Mortgage	Number of	Principal	Principal	Principal	Credit	Original
Rates (%)	Loans	Balance	Balance	Balance	Score	LTV
Fixed	13	$1,288,300	13.94%	$99,100	642	77.26%
6.000 to 6.999	35	4,337,889	46.94	123,940	629	77.45
7.000 to 7.999	24	2,824,972	30.57	117,707	594	76.34
8.000 to 8.999	6	585,843	6.34	97,640	608	76.95
9.000 to 9.999	2	160,597	1.74	80,298	523	75.00
11.000 to 11.999	1	43,955	0.48	43,955	526	55.00
Total	81	$9,241,555	100.00%	$114,093	616	76.90%

Next Interest Rate Adjustment Date of the Manufactured Housing Loans

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Next Interest Rate	Number of	Principal	Principal	Principal	Credit	Original
Adjustment Date	Loans	Balance	Balance	Balance	Score	LTV
Fixed	13	$1,288,300	13.94%	$99,100	642	77.26%
January 2007	2	232,702	2.52	116,351	755	85.00
March 2007	2	149,432	1.62	74,716	606	71.13
May 2007	13	1,553,007	16.80	119,462	610	79.50
June 2007	42	5,041,347	54.55	120,032	606	76.22
January 2008	1	115,777	1.25	115,777	654	85.00
July 2008	8	860,990	9.32	107,624	611	73.39
Total	81	$9,241,555	100.00%	$114,093	616	76.90%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

10

Computational Materials for

RASC Series 2005-KS9 Trust

Back End Debt to Income Ratio

				Average	Weighted	Weighted
		Current	% of Current	Current	Average	Average
Back End	Number of	Principal	Principal	Principal	Credit	Original
Debt to Income Ratio	Loans	Balance	Balance	Balance	Score	LTV
Less than 20	2	$238,667	2.58%	$119,333	722	82.29%
21 - 25	2	119,844	1.30	59,922	558	70.83
26 - 30	6	577,925	6.25	96,321	600	73.60
31 - 35	13	1,485,306	16.07	114,254	601	74.91
36 - 40	16	1,857,137	20.10	116,071	600	77.21
41 - 45	16	2,018,726	21.84	126,170	619	79.78
46 - 50	20	2,161,588	23.39	108,079	641	77.79
51 - 55	6	782,363	8.47	130,394	597	71.81
Total	81	$9,241,555	100.00%	$114,093	616	76.90%

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

11